SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                         SCHEDULE 14A INFORMATION
             PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
             SECURITIES EXCHANGE ACT OF 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2)
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                   MONETTA FUND, INC.
            (Name of Registrant as Specified in their Charter)


   (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

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3)  Per unit price or other underlying value of transaction computed pursuant
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        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:

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2)  Form, Schedule or Registration Statement No.:

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4)  Date Filed:

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CONTENTS

1.   Shareholder Message
2.   Questions and Answers
3.   Notice of Special Meeting
4.   Proxy Statement
5.   Appendices

     A: Shareholders owning over 5% of the Fund and Nominees owning over 1% of the Fund
     B:   Audit Committee Charter
     C:   Officers of the Fund and the Adviser
     D:   New Advisory Agreement
     E:   Proposed Fundamental Policies
     F:   Current Fundamental Policies for the Fund

6.   Form of Proxy Card





SHAREHOLDER MESSAGE

October 10, 2001

DEAR FELLOW SHAREHOLDER:

     A special meeting of shareholders of the Monetta Fund will take place on December 3, 2001, and we are asking for your participation. You do not need to attend the meeting to participate. However, it is important that you take a few minutes to read the enclosed material and then vote your shares. You can vote by Internet, by telephone, or by mailing the enclosed proxy voting card(s) in the postage-paid envelope.

THE FUND HAS FIVE PROPOSALS UP FOR A VOTE. SHAREHOLDERS ARE BEING ASKED TO TAKE ACTION ON THE FOLLOWING ITEMS:

1.   Election/re-election of the Board of Directors;

2. Approval of a revised advisory agreement with Monetta Financial Services, Inc. to unbundle certain expenses from the advisory fee and reduce the investment advisory fee;

3. Approval of a proposal that will modify the Fund's investment objectives by removing current income as a secondary investment objective;

4. Approval of proposals that are intended to help the Fund increase investment flexibility, modernize investment restriction and have the Fund's investment restrictions match those of the Monetta Trust for uniformity of compliance; and

5. Ratification of the selection of KPMG LLP as independent accountants of the Fund.


THE DIRECTORS RECOMMEND APPROVING EACH OF THE PROPOSALS.

     NO MATTER HOW MANY SHARES YOU OWN, YOUR VOTE IS IMPORTANT. A proxy solicitor, D.F. King & Co, Inc., 77 Water Street, New York, NY 10005, has been retained to make follow-up phone calls to shareholders as may be necessary on behalf of the Fund. Your prompt response will help reduce proxy costs and will also mean that you can avoid receiving follow-up phone calls or mailings. Voting by Internet or phone lowers proxy costs even further.

     Please join me in exercising your rights as a shareholder by reviewing the attached materials and casting your vote.

     We thank you for your time and attention to this important matter.

Sincerely yours,

Robert S. Bacarella
President


QUESTIONS AND ANSWERS ABOUT THE PROPOSALS


WHAT ARE SHAREHOLDERS VOTING ON?

The Monetta Fund is asking shareholders to vote on five proposals:

1.   TO ELECT DIRECTORS.

     Shareholders are being asked to elect or re-elect Monetta Fund directors. Four (4) of the seven (7) directors are independent of the investment adviser as required by the SEC to be in effect by July 2, 2002.

2.   TO APPROVE A REVISED ADVISORY AGREEMENT.

     Shareholders are being asked to approve a revised advisory agreement with Monetta Financial Services, Inc. While the proposed agreement is with the same Adviser and the same portfolio managers will be managing your investments, the management fees paid by the Monetta Fund will be decreased while the other expenses will increase.

3.   TO CONSIDER CHANGING THE FUND'S INVESTMENT OBJECTIVE.

     Shareholders are being asked to approve a change to the Fund's investment objective. While this change will not affect the way the Fund is managed, it will remove current income as the Fund's secondary investment objective.

4.   TO CONSIDER CHANGING OR ELIMINATING CERTAIN INVESTMENT RESTRICTIONS.

     The main reasons for these proposed changes is to allow the Fund a greater degree of investment flexibility, modernize the Fund's investment restrictions, and have the Fund's investment restrictions match those of the Monetta Trust.

5.   TO RATIFY MONETTA FUND'S INDEPENDENT ACCOUNTANTS.

     Shareholders are being asked to ratify the directors' appointment of KPMG LLP as independent accountants.

MORE INFORMATION ABOUT THE PROPOSALS

     The following tells you more about the proposals and explains the main reasons that the directors believe the proposals are in the best interests of shareholders.

WHAT ROLE DO THE DIRECTORS PLAY (PROPOSAL 1)?

     The Board of Directors is responsible for protecting the interests of the Fund's shareholders. The Directors meet regularly to review the Fund's activities, contractual arrangements and performance. Directors are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes such as those proposed in the proxy statement. In addition, the Directors review Fund performance, oversee Fund activities, and review contractual arrangements with companies that provide services to the Funds.

WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE THE REVISED ADVISORY AGREEMENT (PROPOSAL 2)?

     The effect of the proposal is to lower the current advisory fee by 0.05% to 0.95%, but shift some of the Fund expenses currently paid by the Adviser to the Fund. At current asset levels, the total expenses of the Fund will be higher. However, the expense ratio may decrease if the assets grow.

     Currently, under the terms of the present advisory agreement, the Fund is unable to utilize soft dollars, when available, to pay for Fund-related expenses such as legal, audit and state registration fees. Fund expenses can only be paid by soft dollars if they are an obligation of the Fund. Therefore, in order to utilize soft dollars, the Directors of the Fund recommended the advisory agreement be modified to unbundle certain expenses from the advisory fee for the Fund. There is no guarantee that there will be soft dollars available to pay for the Fund expenses.

     The effect of this change will require the fees paid by the Fund to increase. However, the Fund's net expense ratio may decrease as assets increase and the Adviser's fee is further reduced. There are no other changes to the advisory agreement. The Adviser will remain the same, and the same portfolio managers will continue to manage your investments.

     As part of the revised advisory agreement the Fund is proposing to enter into with Monetta Financial Services, Inc. (the "Adviser"), the fees paid by the Fund will increase. Monetta Fund's management fee and total expense ratio for the six months ended June 30, 2001 are shown below on an actual and pro forma basis, as if the proposed new fees had been in place throughout the period (see "Proposal 2 - The Effects of the Change to the Advisory Fee" in the Proxy Statement for more information about this):

                       CURRENT              PROPOSED
Management Fee         1.00%                0.95%

Total Expense Ratio    1.48%                1.55%

     We believe Monetta Fund remains a good value for its shareholders. In thinking about the proposed fee reduction and unbundling of certain fund expenses, keep these things in mind:

   . Monetta Fund's total expense ratio represents all Fund expenses.

   . The Fund's net expense ratio may decrease as the Adviser's fee is reduced.

   . Even with the proposed fee reduction and unbundling of certain Fund expenses, Monetta Fund's total expense ratio, for calendar year 2000, remains nearly 0.25% below that of the average small cap growth equity mutual fund.

WHAT ARE THE REASONS FOR THE PROPOSED CHANGES TO THE FUND'S INVESTMENT OBJECTIVE (PROPOSAL 3)?

     Since inception, May 6,1986, the Monetta Fund had long-term capital growth as its primary investment objective and current income as a secondary investment objective. However, due to recent economic conditions, the Fund is no longer producing substantial current income for its shareholders. Therefore, in order to bring the Fund's investment objectives in line with current economic reality, the proposed change would eliminate current income as a secondary investment objective. Long-term capital growth would remain the Fund's sole investment objective. This proposal would have no change on how the Fund is presently managed.

WHAT ARE THE REASONS FOR THE PROPOSED CHANGES IN FUNDAMENTAL RESTRICTIONS (PROPOSAL 4)?

     Some of the Monetta Fund's investment restrictions reflect government regulations that no longer exist. In other cases, limitations are more stringent than current government regulations require. The Board of Directors believes the proposed changes in investment restrictions will benefit shareholders by allowing the portfolio managers of the Monetta Fund to adapt more quickly to future changes in investment opportunities. In addition, the proposed changes in investment restrictions that the Fund wishes to adopt are substantially identical to the investment restrictions of the Monetta Trust, which is composed of the Monetta Small-Cap Equity Fund, the Monetta Mid-Cap Equity Fund, the Monetta Large-Cap Equity Fund, the Monetta Balanced Fund and the Monetta Intermediate Bond Fund. The Adviser wishes to reduce confusion and help ensure uniformity of compliance in the Monetta Family of Funds with a common set of investment restrictions for the Monetta Fund and the Monetta Trust.

WHAT IS THE ROLE OF THE INDEPENDENT ACCOUNTANTS (PROPOSAL 5)?

     The independent accountants act as the Monetta Fund's auditors. They review the Fund's annual financial statements and provide other audit and tax-related services to the Fund.

HAVE THE DIRECTORS APPROVED EACH PROPOSAL?

     Yes. The Directors have approved all of the proposals and recommend that you vote to approve them.

HOW MANY VOTES AM I ENTITLED TO CAST?

     As a shareholder, you are entitled to one vote for each share you own of the Monetta Fund on the record date, and each fractional share is entitled to a proportionate share of one vote. The record date is October 9, 2001.


HOW TO VOTE YOUR SHARES

     Voting your shares is easy and will only take a few minutes. You may use any of the following options, and remember that VOTING BY INTERNET OR PHONE WILL HELP LOWER PROXY EXPENSES. For Internet and touch-tone telephone voting, you will need the 12-digit number(s) on your enclosed proxy voting card(s).

 . BY INTERNET: Go to the Internet address listed on your proxy card and follow the instructions.

 . BY TOUCH-TONE PHONE: Call toll-free __________ and follow the recorded instructions.

 . BY FAX: Sign and date the proxy card. Fax both sides of the proxy card to _____________.

 . BY MAIL: Mark your votes on the enclosed proxy card, sign your name exactly as it appears on your latest account statement. Be sure to date, and mail your vote using the postage-paid envelope provided.

REMEMBER: If you vote by Internet, fax or phone, you should not mail in your proxy card. If you received more than one card due to multiple accounts, please make sure you vote all the enclosed proxy cards.

     If you have questions on any part of this document, please call our proxy solicitor, D.F. King & Co., Inc. toll-free, at 1-800-207-3156. A specially trained customer service representative will be pleased to assist you with any questions or instructions on how to vote your shares.

     The information on these pages is only a summary. Before you vote, please read the following proxy statement. It's important to participate and vote as soon as you can.




NOTICE OF SPECIAL MEETING

TO ALL SHAREHOLDERS OF THE MONETTA FUND:

     Notice is hereby given that a special meeting of shareholders of the Monetta Fund will be held at 1776-A South Naperville Road, Suite 100, Wheaton, Illinois, 60187, on December 3, 2001, beginning at 9:00 a.m. Central Time for the following purposes:

1. To elect directors to hold office until their successors are duly elected and qualified;

2.   To approve a revised advisory agreement;

3.   To change the investment objective of the Fund;

4. To eliminate, reclassify or amend certain fundamental investment restrictions; and

5.   To ratify the selection of KPMG LLP as independent accountants.

     The close of business on October 9, 2001, was fixed as the record date for determining which shareholders are entitled to notice of the meeting and any adjournments thereof and are entitled to vote.

By order of the Board of Directors,



Maria Cesario DeNicolo
Secretary
October 10, 2001




                              PROXY STATEMENT

           PROXY STATEMENT FOR A SPECIAL MEETING OF SHAREHOLDERS
                OF THE FUND TO BE HELD ON DECEMBER 3, 2001

                            MONETTA FUND, INC.
                  1776-A SOUTH NAPERVILLE ROAD, SUITE 100
                       WHEATON, ILLINOIS 60187-8133


INTRODUCTION

PURPOSE OF THIS DOCUMENT

     This proxy statement is being furnished to shareholders of the Monetta Fund in connection with the solicitation of proxies by and on behalf of the Board of Directors for use at the Fund's meeting. The meeting will be held at 1776-A South Naperville Road, Suite 100, Wheaton, Illinois, 60187, on December 3, 2001, beginning at 9:00 a.m. Central Time. This proxy statement is first being mailed to shareholders on or about October 12, 2001.

     For convenience, Monetta Fund is referred to in this proxy statement as "Monetta Fund" or the "Fund." Monetta Financial Services, Inc. is referred to as the "Adviser." The Investment Company Act of 1940 is referred to as the "1940 Act."

WHO MAY VOTE

     The Board of Directors has fixed the record date as of the close of business on October 9, 2001. Only holders of shares of the Fund at the close of business on the record date are entitled to notice of, and to vote at, the meetings. As of the record date, there were a total of _____ eligible votes for the Monetta Fund.

     Shareholders as of the record date are entitled to one vote for each share, and each fractional share is entitled to a proportionate share of one vote, upon each matter properly submitted to the meeting. Shareholders may vote on such other business as may properly come before the meeting as required by law.

HOW TO VOTE

     Shareholders are requested to vote by Internet, phone or by returning the enclosed proxy cards. Voting by Internet costs the Fund less than if you vote by telephone or mail.

     If you vote by mail, complete, date, sign and promptly return the enclosed proxy card in the accompanying envelope. If you properly execute and return your proxy card prior to the meeting, your shares will be voted in accordance with the instructions marked on the proxy card. If no instructions are marked on the proxy card, the proxies will be voted FOR the proposals described in this proxy statement.

     Robert S. Bacarella, President of the Fund and Chairman of the Board of Directors, and Maria Cesario DeNicolo, Chief Financial Officer, Treasurer and Secretary of the Fund, intend to be present at the meeting. No other Directors or officers intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment. If you object to our voting other matters on your behalf, please tell us so in writing before the meeting. You may revoke your proxy at any time prior to its exercise by voting in person at the meeting or by submitting, before the meeting, written notice of revocation or a later-dated proxy.

QUORUM AND VOTING REQUIREMENTS

     In order to take action on any proposal (or element of a proposal), a "quorum" or the holders of a majority of the stock entitled to vote on that proposal at a meeting of stockholders, present in person or by proxy. If such quorum is not present or represented at the meeting of stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting, without notice other than announcement at the meeting, until a quorum is present or represented.

PROPOSAL 1:

     The seven (7) nominees for the board of directors who receive the highest number of votes will be elected directors.

PROPOSALS 2, 3 AND 4:

     The proposed advisory agreement with Monetta Financial Services, Inc. requires approval of a majority of the eligible votes of the Fund as defined by the 1940 Act. A majority of eligible votes of the Fund is the affirmative vote of the lesser of (i) 67% of such votes if the holders of more than 50% of the total eligible votes of the Fund are represented at the meeting, or (ii) more than 50% of the total eligible votes of the Fund.

     Changing the Fund's investment objective requires approval of a majority of the eligible votes of the Fund as defined by the 1940 Act above.

     The amendment or elimination of certain fundamental investment restrictions for each Fund requires the favorable vote of a majority of the eligible votes of the Fund as defined by the 1940 Act above.

PROPOSAL 5:

     To ratify the selection of KPMG LLP as independent accountants, the proposal must receive the affirmative vote of the holders of a majority of the votes represented at the meeting.



OTHER VOTING-RELATED ISSUES

     If a quorum is not present at a meeting, or if sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of such meeting to permit further solicitation of proxies. Any adjournment(s) of a meeting will require the approval of a majority of the votes of the Monetta Fund represented at the meeting.

     A shareholder vote may be taken on any other matter to come properly before the meeting prior to such adjournment(s) if sufficient votes to approve such matters have been received and such vote is otherwise appropriate. The Board of Directors does not presently know of any matter to be considered at the meeting other than the matters described in the Notice of Special Meeting accompanying this proxy statement.

     Abstentions and broker "non-votes" (I.E., proxies received from brokers or nominees indicating that they have not received instructions from the beneficial owner or other person entitled to vote) will be counted as present for purposes of determining the presence of a quorum, but will have no effect on any motion to adjourn or the election of directors (Proposal 1) and will not be counted as votes FOR Proposals 2 through 5. Accordingly, abstentions and broker non-votes will have the effect of a vote AGAINST Proposals 2 through 5.

IMPORTANT SERVICE PROVIDERS

MONETTA FINANCIAL SERVICES, INC.  Serves as adviser to the Monetta Fund.
FUNDS DISTRIBUTOR, INC. Serves as principal underwriter for the Monetta Fund. FIRSTAR MUTUAL FUNDS SERVICES, LLC. Serves as the transfer agent for the
                                     Monetta Fund.
FIRSTAR BANK, N.A.  Serves as the custodian for the Monetta Fund.
KPMG LLP.  Serves as independent accountants for the Monetta Fund.
D'ANCONA & PFLAUM LLC.  Serves as counsel to the Monetta Fund and for the independent directors.

The address for Monetta Financial Services, Inc. is: 1776-A South
Naperville Road, Suite 100, Wheaton, Illinois 60187.

The address for Funds Distributor, Inc. is: 60 State Street, Suite 100, Boston, MA, 02109.

SOLICITATION OF PROXIES

     The Fund has retained D.F. King & Co., Inc., 77 Water Street, New York, NY 10005, a proxy solicitation firm, to assist in the solicitation of proxies. The cost of these services will depend upon the amount and types of services rendered. The Adviser has agreed to pay 50% of the expenses of holding the special meeting of shareholders, including solicitation of proxies, and the Monetta Fund will pay 50% of the expenses. The Adviser and the Fund also will reimburse certain parties for their expenses in forwarding proxy materials to beneficial owners of Fund shares.

     In addition to the solicitation of proxies by mail, officers of the Fund and of the Adviser may also solicit proxies electronically, by telephone, by fax, in person or by other means.

     Additional information about the Monetta Fund and their operations may be found throughout the proxy statement.

SHAREHOLDER REPORTS

     The Fund will furnish, without charge, a copy of its most recent Annual Report and Semi-Annual Report, to any shareholder upon request. Shareholders desiring a copy of such reports should direct all written requests to Monetta Fund, 1776-A South Naperville Road, Suite 100, Wheaton, Illinois 60187, or should call Monetta Fund at 1-800-MONETTA.

SUBMISSION OF SHAREHOLDER PROPOSALS

     The Monetta Fund is not required to hold annual shareholders' meetings, and it does not intend to do so.

     The Fund may hold special meetings as required or as deemed desirable by its Board of Directors for other purposes, such as changing fundamental policies, electing or removing directors, or approving or amending an investment advisory agreement. In addition, special shareholder meetings may be called by the secretary upon the written request of shareholders having at least 25% of all the votes entitled to be cast at such meeting.

     Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written submissions to the Monetta Fund at 1776-A South Naperville Road, Suite 100, Wheaton, Illinois 60187.

     Proposals must be received a reasonable time in advance of a proxy solicitation to be included. Submission of a proposal does not guarantee inclusion in a proxy statement because the proposal must comply with certain federal securities regulations.

NOTICE TO BANKS, BROKERS-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the Fund in writing whether other persons are the beneficial owners of the shares for which proxies are being solicited and if so, the number of copies of the proxy statements, other soliciting material and Annual Reports (or Semi-Annual Reports) you wish to receive in order to supply copies to the beneficial owners of shares. Write in care of the Monetta Fund, 1776-A South Naperville Road, Suite 100, Wheaton, Illinois 60187.











PROPOSAL 1

ELECTION OF DIRECTORS

     It is proposed that shareholders of the Monetta Fund elect seven (7) nominees to serve as directors, each to hold office until a successor is elected and qualified.  Four of the nominees currently serve as Directors and it is proposed that they be reelected.  Of those four nominees,  Robert
S. Bacarella and John W. Bakos have previously been approved by the shareholders. Of the remaining three nominees, two have long been associated with Monetta.  William M. Valiant serves as an independent trustee to the Monetta Trust, which is a part of the Monetta Family of Funds, and
Maria C. DeNicolo serves as Chief Financial Officer, Treasurer and Secretary of both the Monetta Fund and Monetta Trust and was recently elected to the Board of Trustees of the Monetta Trust. The remaining nominee, Marlene Zielonka
Hodges, has no prior association with Monetta Fund.   However, she was
recently elected to the Board of Trustees of the Monetta Trust.  Paul W.
Henry, who is presently a Fund director and previously approved by the shareholders, has elected not to continue to serve on the Board of Directors due to other business commitments. Assuming all of the Director nominees are elected, Mr. Henry will resign immediately after the shareholder meeting. The persons named in the accompanying proxies intend to vote for the election of the persons listed below unless shareholders indicate on their proxy cards their desire to withhold authority to vote for elections to office.

     Each nominee has consented to being named in this proxy statement and has agreed to serve as a director if elected. The Board of Directors does not know of any reason why any nominee would be unable or unwilling to serve as a director, but if any nominee should become unable to serve prior to the meeting, the proxy holders reserve the right to vote for another person of their choice as nominee or nominees. Appendix A lists all shareholders that owned 5% or more of the Fund and any nominees who owned more than 1% of the Fund. The Monetta Fund has no knowledge as to whether any nominee has the right to acquire beneficial ownership of shares of the Fund.

INFORMATION ABOUT THE NOMINEES

     This table shows basic information about each nominee. Four of the nominees currently serve as Directors of the Fund. For purposes of their duties as directors, the address of each individual listed below is 1776-A South Naperville Road, Suite 100, Wheaton, Illinois 60187. Four of the seven nominees are Independent Directors (that is they are not "interested persons" as defined in the 1940 Act). The interested directors are indicated by footnote below.

NAME AND DATE OF BIRTH           POSITION(S) WITH THE FUND       PRINCIPAL OCCUPATIONS AND OTHER
                                                                 AFFILIATIONS
Robert S. Bacarella*             DIRECTOR and President          Chairman, Chief Executive Officer and
05/31/1949                                                       President of Monetta Financial
                                                                 Services, Inc. ("Adviser") since April
                                                                 1997; Chairman and Chief Executive
                                                                 Officer of Adviser, 1996 to 1997;
                                                                 President, Adviser, 1984 to 1996;
                                                                 President and Director, Fund since
                                                                 1985; President and Trustee, Trust
                                                                 since 1993.
John W. Bakos*                   DIRECTOR                        Division Placement Manager, Sears,
03/26/1947                                                       Roebuck & Co., since 1969; Director of
                                                                 the Fund since 1986; Trustee of the
                                                                 Trust since 1996.
Maria Cesario DeNicolo*          Chief Financial Officer,        Chief Financial Officer, Adviser,
02/14/1949                       Treasurer and Secretary         since May 1997; Secretary and
                                                                 Treasurer of the Adviser, since 1996;
                                                                 Secretary of the Trust, since 1993;
                                                                 Treasurer of the Trust, since 1994;
                                                                 Treasurer of the Fund, since 1993.
John L. Guy                      DIRECTOR                        Executive Director, First Union Nat'l
06/09/1952                                                       Bank, Small Business Solutions, since
                                                                 Nov. 1999; President, Heller Small
                                                                 Business Lending Corporation (formerly
                                                                 Heller First Capital Corp.), May 1995
                                                                 to Nov. 1999; Director of the Fund
                                                                 since 1998; Trustee of the Trust since
                                                                 1993.
Marlene Zielonka Hodges          N/A                             For the past five years, Ms. Hodges
10/22/1948                                                       has served as Director of Finance for
                                                                 Women's Apparel, Sears Roebuck &
                                                                 Company.
Mark F. Ogan                     DIRECTOR                        President, DuPage Capital Management,
05/29/1942                                                       Ltd., since April 1995.
                                                                 Director of the Fund since 1988;
                                                                 Trustee of the Trust since 1993.
William M. Valiant               N/A                                  Director, Adviser, February 1991
07/25/1925                                                       to 1997; Director, Monetta Brokerage,
                                                                 Inc., 1988 to 1997; Vice President and
                                                                 Treasurer, Borg-Warner Corporation,
                                                                 retired, July 1990; Trustee of the
                                                                 Trust since 1993.

* Robert S. Bacarella, John W. Bakos and Maria Cesario DeNicolo are considered "interested persons" of the Fund as defined in the 1940 Act as a result of their affiliation or shareholdings with the Adviser.

DIRECTOR ACTIVITIES AND COMPENSATION

MEETINGS AND COMMITTEES

     The Monetta Fund's Board of Directors met five times in person during calendar year 2000 and has met in person three times through August 2001 with a total of four in-person meetings scheduled in the year 2001. In calendar year 2000, Mr. Guy and Mr. Henry were unable to attend one meeting; all other Directors attended 100% of those meetings.

     The Fund has an Audit Committee, which is comprised entirely of Independent Directors (Mark Ogan and John Guy). The Audit Committee reviews financial statements and other audit-related matters for the Fund. The Audit Committee also holds discussions with management and with the Independent Accountants concerning the scope of the audit and the Auditor's independence. The Audit Committee normally meets twice a year and, if necessary, more frequently. The Audit Committee met once during calendar year 2000. Mr. Ogan attended the meeting. The Audit Committee has a written charter, attached as Appendix B.

     The Fund also has a Nominating Committee, which was created in 2000 and is comprised entirely of Independent Directors (Mark Ogan and John
Guy). The Nominating Committee meets as often as deemed appropriate by the members. The Nominating Committee did not meet during calendar year 2000. The Nominating Committee reviews and nominates persons to serve as members of the Board of Directors, and reviews and makes recommendations concerning the compensation of the Independent Directors. The Nominating Committee does not ordinarily consider nominees recommended by shareholders.
However, shareholders may propose nominees by writing to the Nominating Committee, in care of the secretary of the Monetta Fund, at 1776-A South Naperville Road, Suite 100, Wheaton, Illinois 60187.

     The Fund also has an Executive Committee, which includes Robert Bacarella, John Bakos and William Valiant. The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the Board's power.

COMPENSATION OF DIRECTORS, OFFICERS AND OTHERS.

     Directors and officers of the Fund who are also "interested persons" of the Fund, including all employees of the Adviser, receive no compensation from the Fund. Officers of the Fund receive no compensation from the Fund. Each Independent Director currently receives an aggregate of $500 from the Fund for each regular meeting of the Board of Directors. Those directors who must travel to Chicago to attend board meetings are reimbursed for all reasonable out-of-pocket travel expenses. The members of the Audit Committee and Nominating Committee each receive an additional $500 per meeting attended. If the Audit Committee and/or Nominating Committee meet prior to or immediately following a regular meeting of the Board of Directors, then the additional meeting fee is reduced to $250 per member of the Audit Committee and Nominating Committee. The compensation paid to each Director is shown in the table below.

AGGREGATE COMPENSATION FROM THE MONETTA FUND AND MONETTA TRUST FOR FISCAL YEAR-END DECEMBER 31, 2000

Name of Person, Position        Aggregate         Aggregate         Pension or       Total
                                Compensation from Compensation from Retirement       Compensation
                                Monetta Fund      Monetta Trust     Benefits Accrued from Fund
                                                                    as Fund Expense  Complex
Robert S. Bacarella, Director(1) $0                $0                $0               $0
John W. Bakos, Director(1)       $1,000            $1,000            $0               $2,000
John L. Guy, Director            $2,000            $2,000            $0               $4,000
Paul W. Henry, Director(1)       $750              N/A               $0               $750
Mark F. Ogan, Director           $2,250            $2,250            $0               $4,500
William Valiant                  N/A               $1,000            $0               $1,000

(1) Compensation reflected above is for calendar year 2000 and was paid by the Adiser.
The Board of Directors recommends that you vote FOR each nominee.




PROPOSAL 2

TO APPROVE A REVISED ADVISORY AGREEMENT WITH MONETTA FINANCIAL SERVICES,
INC.

     The Board of Directors, including the Independent Directors voting separately, has approved and recommends that shareholders of the Monetta Fund approve the revised Advisory Agreement with Monetta Financial Services, Inc. As described in more detail under the heading "Matters Considered by the Board," this recommendation is the result of evaluation by the full Board of Directors of a substantial amount of information, including information prepared by independent sources and by Monetta Financial Services, Inc. (called the "Adviser" in this proxy statement).

     The effect of the proposal is to lower the advisory fee by 0.05% to 0.95%, but shift some of the Fund expenses currently paid by the Adviser to the Fund. At current asset levels, the total expenses of the Fund are likely to be higher. However, the total expenses may decrease if the assets grow.

     Currently, under the terms of the present advisory agreement, the Fund is unable to utilize soft dollars, when available, to pay for Fund-related expenses such as legal, audit and state registration fees. Fund expenses can only be paid by soft dollars if they are an obligation of the Fund. Therefore, in order to utilize soft dollars, the Directors of the Fund recommended the advisory agreement be modified to unbundle certain expenses from the advisory fee for the Fund. There is no guarantee that there will be soft dollars available to pay for the Fund expenses.

     The agreement is otherwise not being materially changed, and the same portfolio managers will continue managing your investments. The same Adviser is being retained. The only reason shareholders are being asked to re-approve the agreement is to unbundle certain expenses from the advisory fee for the Fund so that the Fund is able to utilize soft dollars, when available, to pay for Fund-related expenses. The effect of this change will require the fees paid by the Fund to increase. The Fund's net expense ratio may decrease, however, as the Adviser's fee is reduced as assets increase.

TERMS OF THE PROPOSED ADVISORY AGREEMENT

     Shareholders of the Fund are being asked to approve the proposed Advisory Agreement with minimal changes from the existing Advisory Agreement. The following discussion of the proposed Advisory Agreement is qualified in its entirety by reference to the form of the proposed Advisory Agreement set forth in Appendix D.

     In the proposed Advisory Agreement, certain expenses will be reallocated between the Adviser and the Fund. The Fund will pay for all expenses of maintaining the registration of the Fund's shares under federal and state securities laws, and all legal, audit and tax preparation fees incurred on behalf of the Fund. The Monetta Fund will pay for all expenses of its operations not specifically assumed by the Adviser.

     As under the existing Advisory Agreement, the proposed Advisory Agreement provides that the Adviser, subject to the general supervision of the Board of Directors, will provide management and investment advice and will furnish statistical, executive and clerical personnel, bookkeeping, office space and equipment necessary to carry out its investment advisory functions and such corporate managerial duties as are requested by the Board of Directors. The Board of Directors may arrange for the Adviser to perform any of the corporate management services necessary or advisable for the operations of the Monetta Fund or contract with another person to perform them. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties, the Adviser will not be subject to liability to the Monetta Fund or any shareholder of the Monetta Fund for any act or omission in the course of, or in connection with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

     The existing Advisory Agreement was last presented to shareholders for approval and the purpose of the vote on November 22, 1988.

ADVISORY FEE

     The advisory fee under the new Advisory Agreement is calculated and paid monthly and is expressed as an annual percentage of the Fund's average net assets. The Adviser will be paid at the following annual rate:

                                             PROPOSED                    CURRENT
First $300 million in net assets:            0.95%                       1.00%
Next $200 million in net assets:             0.90%                       1.00%
Net assets over $500 million:                0.85%                       1.00%

     Under the existing Advisory Agreement, the Fund paid 1/12 of 1% of the average daily net asset value of the Fund. Under the new Advisory Agreement, the monthly fee paid to the Adviser will decrease as the average net assets of the Fund increase.

     The assets as of December 31, 2000 were $103,436,688, and as of September 30, 2001 were __________.

THE EFFECTS OF THE CHANGE TO THE ADVISORY FEE

     The following chart summarizes the expense ratio impact of the proposed fee unbundling on the Monetta Fund for the years 1998-2000.


                                        1998               1999          2000
Actual Expense Ratio                    1.38%              1.45%         1.32%
Pro Forma Expense Ratio                 1.42%              1.51%         1.35%
% Change                                2.9%               4.1%          2.3%


     The following charts show the expense ratio impact on the Monetta Fund in more detail.


                                                1998        1999       2000
Actual Expense Ratio                            1.38%       1.45%      1.32%
Expense Ratio Effect of Advisory Fee Reduction  (0.05%)     (0.05%)    (0.05%)
Expense Ratio Effect of Fee Unbundling          0.09%       0.11%      0.08%
Pro Forma Expense Ratio                         1.42%       1.51%      1.35%


     Monetta Fund's management fee and total expense ratio for the six months ended June 30, 2001 are shown below on an actual and pro forma basis, as if the proposed new fees and unbundling of certain fees had been in place throughout the period.

                                      CURRENT               PROPOSED
Management Fee                        1.00%                 0.95%
Total Expense Ratio                   1.48%                 1.55%

     For the fiscal year 2000, the Adviser was paid a fee of $1,345,766. Had the proposed fees been in effect, the Adviser would have been paid a fee of $1,276,206. That is a difference of minus 5.2%.


For calendar year 2000, as reported by Lipper Analytical Services, Inc., the Fund's proposed expense ratio, is lower than the expense ratio of the average small cap growth mutual fund:

     PROPOSED MONETTA FUND TOTAL EXPENSE RATIO - 1.35%
     Average small cap growth mutual fund total expense ratio - 1.60 %


     Of the 277 small cap growth mutual funds tracked by Lipper Analytical Service, Inc. _____ funds, or ____%, had total expense ratios in their most recent fiscal years higher than the total expense ratio proposed for the Monetta Fund.


EFFECTIVE DATE AND TERMINATION OF THE NEW ADVISORY AGREEMENT

     If approved by shareholders, the new Advisory Agreement will take effect immediately after the shareholder meeting and will remain in effect through December 3, 2003, and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Directors, and (ii) the vote of either a majority of the Directors or a majority of the outstanding shares of the Fund. If the new Advisory Agreement is not approved, the changes described above will be delayed while other options are considered. If Proposal 2 is not approved, the existing Advisory Agreement will continue in effect through November 21, 2001, and thereafter only as long as its continuance is approved at least annually as described above.

MATTERS CONSIDERED BY THE BOARD

     On November 9, 2000, the Board of Directors, including all of the Independent Directors approved of the existing Advisory Agreement without any material changes.

     On February 15 and April 9, 2001, the Board of Directors considered the issue of revising the existing Advisory Agreement and the need for shareholder approval through the filing of a proxy statement.

     On August 17, 2001, the Board of Directors, including all of the Independent Directors, reviewed the proposed changes to the Advisory Agreement and the soft dollar and expense ratio impact of a revision to the Advisory Agreement. After thoroughly discussing the proposed changes and the impact the changes would have on the Fund, the directors approved the new Advisory Agreement and called for a meeting of shareholders to approve the new Advisory Agreement.

     In their August 17, 2001 meeting, the Independent Directors reviewed materials specifically relating to the existing Advisory Agreement. These materials included: (i) information on the investment performance of the Monetta Fund compared against a peer group of funds, (ii) sales and redemption data for the Monetta Fund, (iii) information concerning the expenses of the Monetta Fund compared against a peer group of funds, and
(iv) the Adviser's operations and financial condition. The Directors, including the Independent Directors, regularly review, among other issues:
(i) arrangements in respect of the distribution of the Monetta Fund's shares, (ii) the allocation of the Fund's brokerage, if any, including allocations to brokers affiliated with the Adviser and the use of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services, (iii) the Adviser's management of the relationships with the Monetta Fund's third party providers, including custodian and transfer agents, (iv) the resources devoted to and the record of compliance with the Monetta Fund's investment policies and restrictions and with policies on personal securities transactions, and (v) the nature, cost and character of non-investment management services provided by the Adviser and its affiliates.

     In their August 17, 2001 meeting, the Independent Directors considered the new Advisory Agreement, including: (i) Monetta Financial Services, Inc. does not anticipate any material changes in its operations as a result of the proposed change to the Advisory Agreement; (ii) the Fund would continue to be managed by the same portfolio managers; (iii) the Adviser would remain the same; (iv) the proposed changes would allow the Fund to use soft dollars, when available, to pay for Fund related expenses, including legal, audit and state registration fees, something the Fund presently cannot do;
(v) the soft dollar balance for the Monetta family of funds (including the Monetta Trust) is expected to be approximately $200,000 by the end of 2001 and this money cannot be used for Fund expenses unless the expenses that may be paid for with soft dollars are obligations of the Fund; (vi) the possibility that the Fund's net expense ratio may decrease as the Adviser's fee is reduced ; and (vii) the advisory agreement will be materially unchanged, except for the reallocation of expenses and increase in fees paid by the Fund. The Directors discussed whether any additional information was needed and concluded that it was not.

CONCLUSION

     In considering both the existing and new Advisory Agreements in the August meeting, the Board of Directors and the Independent Directors did not identify any single factor as all-important or controlling. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Directors and Independent Directors concluded that the new Advisory Agreement is fair and reasonable and that it should be approved.

   The directors believe that Monetta Fund remains a good value for its shareholders. In thinking about the proposed fee increase, keep these things in mind:

   . Monetta Fund's total expense ratio represents all Fund expenses.

   . The Fund's net expense ratio may decrease as the Adviser's fee is reduced as assets increase.

   . Even with the proposed fee increase, Monetta Fund's total expense ratio, for calendar year 2000, remains nearly 0.25% below that of the average small cap growth equity mutual fund, as reported by Lipper Analytical Services.

     The Board of Directors, including the Independent Directors, voted to approve the submission of the new Advisory Agreement to shareholders of the Monetta Fund and recommends that shareholders vote FOR Proposal 2.




PROPOSAL 3

TO APPROVE CHANGING THE FUND'S INVESTMENT OBJECTIVE

     Since its inception, the Fund has had long-term capital growth as its primary investment objective and current income as a secondary objective. Due to recent market conditions, the Fund has not been producing substantial current income. The income component of equities in general have steadily declined over the Fund's life. For the fiscal year ended December 31, 2000, income amounted to $0.28 per share, or a yield of 1.2%. The focus instead has been primarily on long-term capital growth. The Fund's directors have voted to change the Fund's investment objective by eliminating current income as the objective. The directors propose that long-term capital growth be the Fund's sole investment objective. Investors desiring current income should consider investing in income-oriented vehicles, such as the Monetta Trust's Government Money Market Fund, Intermediate Bond Fund or Balanced Fund. Approval of this change would not result in any substantial changes to how the Fund is currently managed.

     The Fund's investment objective is a fundamental policy and cannot be changed without shareholder approval. Pursuant to the 1940 Act, changing the investment objective of the Fund requires the ratification of the shareholders.

The Board of Directors recommends that you vote FOR Proposal 3.



PROPOSAL 4

ELIMINATING OR AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS

BACKGROUND

     The Monetta Fund operates in accordance with the investment objectives and restrictions described in its Prospectus and Statement of Additional Information.

     The Monetta Fund generally classifies its investment restrictions as either "fundamental" or "non-fundamental." A fundamental investment restriction may be changed only by shareholder vote, while non-fundamental investment restrictions may be changed by vote of a Fund's Board of Directors. The 1940 Act requires mutual funds to classify only certain restrictions as fundamental. With this proposal, the Monetta Fund seeks to modernize its fundamental investment restrictions and gain greater investment flexibility by adopting a set of uniform fundamental investment restrictions. In addition, the Board of Directors desires to have the same investment restrictions in place for both the Monetta Fund and the Monetta Trust, thereby reducing confusion in having to constantly determine which investment restrictions are applicable to the various funds in the Monetta Family of Funds. A copy of the proposed uniform fundamental and non-fundamental investment restrictions is included in Appendix E. Adopting the proposed uniform fundamental and non-fundamental investment restrictions involves restating certain fundamental restrictions and eliminating other, unnecessary fundamental restrictions.

     Since the time the Fund was created, there have been a number of changes in the laws and regulations that govern the Funds. For example, significant federal legislation in 1996 pre-empted state regulation of all mutual funds. As a result, many investment policies previously imposed on the Monetta Fund by various states are no longer required.

     Recently, the Adviser and the Fund's Board of Directors, with assistance from counsel, performed a comprehensive review of the Monetta Fund's fundamental and non-fundamental investment restrictions. Based on this review, the Board of Directors has approved investment restriction revisions that are designed to simplify and modernize those policies that are required to be fundamental and eliminate those policies that are not required under the law. In addition, the Board of Directors desired uniformity among the investment restrictions of both the Monetta Fund and the Monetta Trust.

     If each element of Proposal 4 is approved, both the Monetta Fund and the Monetta Trust will have a uniform set of fundamental and non-fundamental investment restrictions. The Monetta Fund may adopt any number of non-fundamental investment restrictions that the Board of Directors, consisting of a majority of Independent Directors, can change or eliminate without the expense and delay of holding a shareholder meeting. At this time, the Board of Directors has decided to adopt the same non-fundamental investment restrictions as the Monetta Trust. These non-fundamental investment restrictions can be found throughout this Proposal 4.

     Approval of these changes by shareholders would allow the Adviser greater flexibility to respond to a changing investment environment, subject to the supervision of the Board of Directors and consistent with legal requirements, including published SEC staff positions. The Adviser and the Board of Directors both believe that the proposed changes will enhance the ability of the Adviser to manage the Monetta Fund's investment portfolios.

     Each proposed change to the Fund's fundamental investment restrictions recommended by the Board of Directors is discussed in detail below. The exact language of each fundamental investment restriction is presented. If approved, the new fundamental investment restrictions could not be changed again without a shareholder vote. In order to help you understand the proposed changes, we have attached Appendices E and F to this proxy statement. Appendix E shows the proposed uniform fundamental investment restrictions that the Monetta Fund would adopt. Appendix F shows the Monetta Fund's current fundamental investment restrictions proposed to be replaced by new fundamental investment restrictions or eliminated.

VOTING REQUIREMENTS

     Approval of each element of Proposal 4 requires the favorable vote of a majority of the eligible votes of a Fund as defined by the 1940 Act. Proposal 4 is separated into elements specific to each type of fundamental investment restriction involved, E.G., diversification, borrowing and concentration. You may vote separately for or against each element of Proposal 4.

     If shareholders of the Fund approve some, but not all, elements of Proposal 4, the Fund will have a combination of certain current fundamental investment restrictions and certain new fundamental investment restrictions. The Fund intends to implement new restrictions after the meeting, as soon as practicable.

     The Board of Directors recommends that you vote FOR Proposal 4 and all its elements.

PROPOSAL 4A

PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING
DIVERSIFICATION

     The Monetta Fund is currently diversified. If this element of Proposal 4 is adopted the Fund would adopt the same fundamental investment restriction as the Monetta Trust and remain a diversified mutual fund in full compliance with the 1940 Act. This would not result in a material change in the investment strategy of the Fund.

     Currently, the Fund may not invest more than 5% of its total assets in securities of a single issuer, measured at the time of investment. The new fundamental investment restriction would retain the same 5% language, but would also add that this restriction is with respect to 75% of the value of the Fund's total assets. Therefore, the Fund may invest up to 25% of its assets in one through five issuers, each of which would represent more than 5% of total assets. The Adviser believes that this increased flexibility may provide opportunities to enhance investment performance. At the same time, investing a larger percentage of a Fund's assets in a single issuer's securities increases the Fund's exposure to risks associated with that issuer's financial condition and business operations. The proposed fundamental investment restriction would increase the flexibility of the Fund should it decide to invest more than 5% of a Fund's total assets in an issuer's securities. The Adviser would take such steps only when it believes the securities potential return justifies accepting the risks associated with the higher level of investment.

THE NEW FUNDAMENTAL INVESTMENT RESTRICTION ON DIVERSIFICATION FOR THE FUND WOULD BE:

The Fund may not invest more than 5% of its total assets (valued at the time of investment) in securities of a single issuer, with respect to 75% of the value of the Fund's total assets, except that this restriction does not apply to U.S. Government Securities.

PROPOSAL 4B

PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING
CONCENTRATION

     The Monetta Fund is prohibited from concentrating its investments in a specific industry by investing 25% or more of its assets in companies considered to be in the same industry. This restriction does not apply, however, to U.S. Government Securities. The proposed uniform language would not affect the Fund's current investment strategy, but merely replaces the Fund's restriction with the same fundamental investment restriction regarding concentration as the Monetta Trust. The Board of Directors believes that approval of this element of Proposal 4 is in the best interests of the Fund and its shareholders.

THE NEW FUNDAMENTAL POLICY ON CONCENTRATION FOR THE FUND WOULD BE:

The Fund may not invest more than 25% of its total assets (valued at the time of investment) in securities of companies in any one industry, except that this restriction does not apply to U.S. Government Securities.

PROPOSAL 4C

PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING SENIOR SECURITIES

     Currently, the Monetta Fund has a fundamental investment restriction governing the issuance of senior securities that is more restrictive than the 1940 Act currently allows. The Fund is restricted from issuing any senior securities. The proposed uniform language would not affect the Fund's current investment strategy but rather clarify that the restriction should allow issuance of senior securities as permitted under the 1940 Act. The Board of Directors believes that approval of this element of Proposal 4 is in the best interests of the Fund and its shareholders.

THE NEW FUNDAMENTAL INVESTMENT RESTRICTION ON ISSUING SENIOR SECURITIES FOR THE FUND WOULD BE:

The Fund may not issue any senior security except to the extent permitted under the Investment Company Act of 1940.

PROPOSAL 4D

PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING
BORROWING

     The current fundamental investment restriction regarding borrowing by the Fund is verbose and somewhat confusing. It is proposed that the Fund adopt a new fundamental investment restriction regarding borrowing that matches the language of the fundamental investment restriction for the Monetta Trust, which is intended to be substantially similar. This element of Proposal 4 would bring this fundamental investment restriction in line with the corresponding fundamental investment restriction for the Monetta Trust. The proposed fundamental investment restriction would be more restrictive than what the 1940 Act currently allows. The 1940 Act limit for borrowing is currently 33 1/3% of total assets measured after the borrowing, plus an additional 5% from any source, for a total of 38 1/3%. The Adviser believes that this fundamental borrowing policy is in the best interests of the Fund and its shareholders because it protects the Fund from overreliance on borrowing money.

THE NEW FUNDAMENTAL INVESTMENT RESTRICTION ON BORROWING FOR THE FUND WOULD
BE:

The Fund may not borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund's total assets at the time of borrowing, provided that the Fund will not purchase additional securities when its borrowings exceed 5% of total assets.

PROPOSAL 4E

PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING
UNDERWRITING

     The Monetta Fund currently has a fundamental investment restriction that prevents it from engaging in the underwriting of securities, except in connection with the disposition of securities from its investment portfolio. The proposed fundamental investment restriction for the Monetta Trust is similar. Underwriting securities can result in losses due to the volatility of equity markets. The Fund has not engaged in underwriting in the past and does not intend to do so regardless of whether or not this element of Proposal 4 is approved. Accordingly, the Board of Directors believes that approval of this element of Proposal 4 is in the best interests of the Fund and its shareholders.

THE NEW FUNDAMENTAL INVESTMENT RESTRICTION ON UNDERWRITING FOR THE FUND
WOULD BE:

The Fund may not underwrite the distribution of securities of other issuers except insofar as it may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 on disposition of securities subject to legal or contractual restrictions on resale.

PROPOSAL 4F

PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTMENTS IN COMMODITIES AND REAL ESTATE

     The 1940 Act requires every mutual fund to adopt a fundamental policy regarding investment in commodities and real estate. The Monetta Fund's current fundamental investment restriction regarding investments in commodities and real estate is combined in one investment restriction, and this proposal would separate the two components into two separate fundamental investment restrictions.

     Proposal 4F would adopt new fundamental investment restrictions regarding investments in commodities and real estate that provide clarity and more flexibility. The proposals would also mirror the Monetta Trust's fundamental investment restrictions regarding commodities and real estate. Neither the current nor the proposed fundamental investment restrictions prevent the Fund from investing in securities issued by real estate companies. Direct investments in real estate and minerals (as opposed to investing in securities issued by real estate or natural resource companies) can be illiquid. Investments in commodities can be volatile and are often leveraged. The Fund does not intend to change its investment strategies and invest in either commodities or directly in real estate as a result of a change in this fundamental investment restriction. The Adviser and the Board of Directors believes that separating the two components into two separate fundamental investment restrictions is in the best interests of the Fund and its shareholders because both will allow the Fund to conform its fundamental investment restrictions to those of the Monetta Trust.

THE NEW FUNDAMENTAL INVESTMENT RESTRICTION FOR THE FUND REGARDING
INVESTMENTS IN COMMODITIES WOULD BE:

The Fund may not purchase and sell commodities or commodity contracts, except futures and options on futures.

THE NEW FUNDAMENTAL INVESTMENT RESTRICTION FOR THE FUND REGARDING
INVESTMENTS IN REAL ESTATE WOULD BE:

The Fund may not purchase and sell real estate or interests in real estate, although the Fund may invest in marketable securities of enterprises that invest in real estate or interests in real estate.



PROPOSAL 4G

PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING MAKING
LOANS

     The 1940 Act requires every mutual fund to adopt a fundamental policy regarding making loans. The Monetta Fund currently has a fundamental investment restriction regarding making loans that is somewhat confusing. It is proposed that the Fund adopt a new fundamental investment restriction regarding making loans, which is the same as the fundamental investment restriction for the Monetta Trust and provides more continuity and flexibility. This fundamental investment restriction will allow the Fund to buy bonds, debentures and other debt obligations, and will allow the Fund to lend portfolio securities, as long as the value of all securities loaned does not exceed 33% of the Fund's total assets. The Board of Directors believes this restriction is in the best interests of the Fund because it gives the Fund some flexibility without allowing it to engage in overly risky behavior that may cause the Fund harm.

THE NEW FUNDAMENTAL INVESTMENT RESTRICTION FOR THE FUND REGARDING MAKING LOANS WOULD BE:

The Fund may not make loans, but this restriction shall not prevent the Fund from buying bonds, debentures or other debt obligations that are publicly distributed or privately placed with financial institutions, investing in repurchase agreements or lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan).

PROPOSAL 4H

PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING ACQUIRING MORE THAN 10% OF AN ISSUER'S SECURITIES

     The Monetta Fund currently has a fundamental investment restriction that does not permit it to acquire more than 10% of the outstanding voting securities, or 10% of all of the securities, of any one issuer.

     It is proposed that the Fund adopt a new fundamental investment restriction that is identical to the Monetta Trust's fundamental investment restriction regarding acquiring more than 10% of an issuer's outstanding voting securities. The proposed fundamental investment restriction would be almost identical to the current fundamental investment restriction except that the reference to acquiring 10% of all securities of an issuer would be deleted. The Adviser believes that removing this language would not adversely affect the Fund because the Fund rarely invests in securities of an issuer that are not voting securities. The Adviser does not believe that amending the current fundamental investment restriction would materially increase the risks to the Fund or its shareholders because the Adviser has no current intention to acquire more than 10% of the outstanding securities of an issuer. The Board of Directors believes that amending the current fundamental investment restriction regarding acquiring more than 10% of an issuer's securities is in the best interests of the Fund and its shareholders.

THE NEW FUNDAMENTAL INVESTMENT RESTRICTION FOR THE FUND REGARDING ACQUIRING MORE THAN 10% OF AN ISSUER'S SECURITIES WOULD BE:

The Fund may not acquire securities of any one issuer, that at the time of investment, represent more than 10% of the outstanding voting securities of the issuer.

PROPOSAL 4I

PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTIONS REGARDING SHORT SELLING AND MARGIN PURCHASES

     The Fund's current fundamental investment restriction limits the Fund's ability to sell short, buy on margin or write put and call options. The proposed fundamental investment restrictions would separate and place the short selling and margin restrictions into separate fundamental investment restrictions. In addition, the fundamental investment restriction regarding writing put and call options would be eliminated.
The new fundamental investment restrictions would follow the same fundamental investment restrictions for the Monetta Trust. Approving the proposed fundamental investment restrictions would promote uniformity among the Monetta Family of Funds.

     The Adviser believes that eliminating the fundamental investment restriction regarding writing put and call options would not materially increase the risk to the Fund or its shareholders. Mutual funds are not required to adopt fundamental investment restrictions of this kind. In the future, if the Adviser deemed it advisable to engage in writing put and call options, it would only do so in conformance with the Fund's then current registration statement. Accordingly, the Board of Directors believes that separating the current fundamental investment restrictions regarding short selling and margin and eliminating the current fundamental investment restriction regarding writing put and call options is in the best interests of the Fund and its shareholders.

THE NEW FUNDAMENTAL INVESTMENT RESTRICTION FOR THE FUND REGARDING MARGIN INVESTING WOULD BE:

The Fund may not make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions in connection with transactions in options, futures, and options on futures.

THE NEW FUNDAMENTAL INVESTMENT RESTRICTION FOR THE FUND REGARDING SHORT SELLING WOULD BE:

The Fund may not sell securities short or maintain a short position, except securities that the Fund owns or has the right to acquire without payment of additional consideration.


PROPOSAL 4J

PROPOSAL TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTMENTS IN COMPANIES WITH AFFILIATED PERSONS

     The Monetta Fund currently has a fundamental investment restriction limiting the Fund's ability to purchase securities of issuers whose securities are owned by officers or directors of the Fund or by the Adviser.

     The 1940 Act does not require mutual funds to adopt fundamental investment restrictions regarding investments in companies with affiliated ownership. The Fund's current fundamental investment restriction is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. This fundamental investment restriction was intended to prevent potential conflicts of interest and self-dealing. Because the Fund invests primarily in established companies, it is unlikely that any of the Fund's officers or directors would own 1/2 of 1 percent or more of a company that the Fund would invest in, or that the Fund's officers and directors would, in aggregate own 5% or more of a company that the Fund would invest in. Moreover, the Adviser believes that even if such cross ownership existed, it is unlikely that such ownership actually would result in conflicts of interest or self-dealing. The Adviser believes that the burden of the paperwork that the current fundamental investment restriction imposes exceeds any potential benefits. Accordingly, the Board of Directors believes that approval of this element of Proposal 4 would be in the best interests of the Fund and its shareholders.

PROPOSAL 4K

PROPOSAL TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTMENTS IN COMPANIES WITH LESS THAN THREE YEARS OF CONTINUOUS
OPERATIONS

     The Monetta Fund's current fundamental investment restriction limits the Fund's ability to invest in companies with less than three years continuous operation, if such purchase would cause the Fund's investment in that company to exceed 5% of the value of the Fund's total assets.

      The 1940 Act does not require the current fundamental investment restriction. In addition, the Adviser does not plan to invest in any company with less than three years operating history. If this element of Proposal 4 is approved the Fund intends to adopt a non-fundamental investment restriction limiting investments of more than 5% of the Fund's total assets in issuers with less than three years' operation. In the event the Fund attempted to invest more than 5% of its total assets in a company with less than three years' operation, the Adviser would act promptly to remedy the situation as promptly as possible, although it is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result.

     Because the Fund intends to adopt the non-fundamental investment restriction described above, the Adviser does not believe that elimination of the current fundamental investment restriction would materially increase the risks to the Fund or its shareholders. Approval of this element of Proposal 4 would allow the Board of Directors to take appropriate and timely action to adopt or amend a non-fundamental investment restriction without the expense and delay associated with a shareholder meeting. Accordingly, the Board of Directors believes that approval of this element of Proposal 3 would be in the best interests of the Fund and its shareholders.

PROPOSAL 4L

PROPOSAL TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTMENTS IN OTHER INVESTMENT COMPANIES

     The Monetta Fund's current fundamental investment restriction limits the Fund's ability to invest in other registered investment companies. The Fund's current fundamental investment restriction is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds. Investment in shares of other investment companies is specifically addressed by section 12(d)(1) of the 1940 Act and is further limited for money market funds by Rule 2a-7. The 1940 Act generally limits a fund to (i) purchasing 3% of the total outstanding voting stock of a single other investment company, (ii) investing 5% of its total assets in the securities of a single other investment company, and
(iii) investing 10% of its total assets in securities of all other investment companies.

     The current fundamental investment restriction would be eliminated and become a non-fundamental investment restriction. Elimination of the current fundamental investment restriction will allow the Fund to invest in other investment companies to the extent permitted by the 1940 Act. To the extent the Fund invests in shares of other investment companies, shareholders may indirectly bear a portion of the expenses of the investment companies in which the Fund invests. These expenses would be in addition to the expenses paid directly by the Fund and, to some extent, may be duplicative. The investment adviser will take these expenses into account prior to deciding that such an investment is suitable for a fund and its shareholders.

     The Adviser does not believe that elimination of the current fundamental investment restriction would materially increase the risks to the Fund or its shareholders both because the Adviser has no current intention to invest in other investment companies and also because of the 1940 limitations. Further, the Fund will keep this restriction as a non-fundamental investment restriction. The Board of Directors believes that elimination of the current fundamental investment restrictions regarding investment in other investment companies is in the best interests of the Fund and its shareholders.






PROPOSAL 4M

PROPOSAL TO ELIMINATE FUNDAMENTAL INVESTMENT RESTRICTIONS REGARDING INVESTMENTS IN ILLIQUID SECURITIES AND REPURCHASE AGREEMENTS

     The Monetta Fund has fundamental investment restrictions prohibiting the Fund from purchasing "restricted securities" or shares which are not readily marketable. The Fund also currently has a fundamental investment restriction prohibiting the Fund from entering into repurchase agreements maturing in more than seven days. The Adviser considers repurchase agreements maturing in more than seven days to simply be another form of illiquid security, and thus, a separate fundamental policy dealing specifically with repurchase agreements is unnecessary.

     The Fund's current fundamental investment restrictions are based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares and the 1940 Act does not require the current fundamental investment restriction. Current SEC rules, which have changed in the past and may be changed in the future, limit a mutual fund's investment in illiquid securities to not more than 15% of total assets. If this element of Proposal 3 is approved the Fund intends to adopt a non-fundamental investment restriction limiting investments in illiquid securities to no more than 10% of the value of its net assets, including repurchase agreements maturing in more than seven days. In the event the Fund's illiquid holdings exceeded 10% of its assets (perhaps due to market appreciation) the Adviser would act promptly to remedy the situation as promptly as possible, although it is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result.

     Because the Fund intends to adopt the non-fundamental investment restriction described above, the Adviser does not believe that elimination of the current fundamental investment restriction would materially increase the risks to the Fund or its shareholders. Approval of this element of Proposal 4 would allow the Board of Directors to take appropriate and timely action to adopt or amend a non-fundamental investment restriction without the expense and delay associated with a shareholder meeting. Accordingly, the Board of Directors believes that approval of this element of Proposal 4 would be in the best interests of the Fund and its shareholders.

PROPOSAL 4N

PROPOSAL TO ELIMINATE FUNDAMENTAL INVESTMENT RESTRICTIONS REGARDING INVESTMENTS IN COMPANIES FOR THE PURPOSE OF EXERCISING CONTROL

     The Monetta Fund's current fundamental investment restriction limits the Fund's ability to invest in companies for the purpose of exercising control or management of such company.

      The 1940 Act does not require the current fundamental investment restriction. In addition, the Adviser does not invest in any company for the purpose of exercising control or management. If this element of Proposal 4 is approved the Fund intends to adopt a non-fundamental investment restriction limiting investments in companies for the purpose of management or the exercise of control. In the event the Fund attempted to invest in a company in order to exercise control, the Adviser would act promptly to remedy the situation as promptly as possible, although it is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result.

     Because the Fund intends to adopt the non-fundamental investment restriction described above, the Adviser does not believe that elimination of the current fundamental investment restriction would materially increase the risks to the Fund or its shareholders. Approval of this element of Proposal 4 would allow the Board of Directors to take appropriate and timely action to adopt or amend a non-fundamental investment restriction without the expense and delay associated with a shareholder meeting. Accordingly, the Board of Directors believes that approval of this element of Proposal 4 would be in the best interests of the Fund and its shareholders.

















PROPOSAL 5

TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS OF THE FUND

     By a vote of the Board of Directors and the Independent Directors, the firm of KPMG LLP has been selected as independent accountants for the Monetta Fund to sign or certify any financial statements of the Fund required by any law or regulation to be certified by an independent accountant and filed with the SEC or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders at this meeting. In addition, as required by the 1940 Act, the vote of the Directors is subject to the right of the Monetta Fund, by vote of a majority of their eligible votes at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. KPMG LLP has advised the Monetta Fund that to the best of its knowledge and belief, as of the record date, no KPMG LLP professional had any direct or material indirect ownership interest in the Monetta Fund inconsistent with the independence standards pertaining to accountants.

     The independent accountants examine annual financial statements for the Monetta Fund and provide other audit and tax-related services. In recommending the selection of the Monetta Fund's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of KPMG LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
























LIST OF APPENDICES

APPENDIX A: Nominees owning over 1% of any Fund and Shareholders owning over 5% of any Fund

APPENDIX B: Audit Committee Charter

APPENDIX C: Officers of the Monetta Fund and the Adviser

APPENDIX D: New Advisory Agreement



APPENDIX E: Proposed Fundamental Policies

APPENDIX F: Current Fundamental Policies for the Fund


                                APPENDIX A

                         NOMINEES AND SHAREHOLDERS

NOMINEES OWNING MORE THAN 1% OF SHARES OF ANY FUND

     The following list sets forth each nominee who, as of October 9, 2001, owns more than 1% of the total outstanding shares of the Monetta Fund.

NOMINEE NAME         FUND IN WHICH OWNERSHIP   % OF SHARES OUTSTANDING    NO. OF SHARES OWNED
                     IS > 1%
________             ________                  ________                   ________


     The following table sets forth the name and holdings of any persons known by the Monetta Fund to be a record owner of more than 5% of the outstanding shares as of October 9, 2001. Other than as indicated below, the Fund is not aware of any shareholder that beneficially owns in excess of 25% of the Fund's total outstanding shares.

SHAREHOLDERS OWNING MORE THAN 5% OF SHARES OF THE FUND

     The Advisor and the Directors and Officers of the Monetta Fund, as a group, owned ______ shares which represents ___% of the issued and outstanding shares of common stock of the Monetta Fund. In addition, the Fund is unaware of any shareholders, beneficial or of record, who owned more than 5% of the Fund's outstanding shares as of that date.







                                APPENDIX B

                      AUDIT COMMITTEE CHARTER FOR THE
                    MONETTA FUND AND THE MONETTA TRUST

     This Audit Committee Charter is for both the Monetta Fund and its directors and the Monetta Trust and its trustees. The terms fund and trust, director and trustee shall be used interchangeably.

1.   THE AUDIT COMMITTEE SHALL BE COMPOSED ENTIRELY OF INDEPENDENT
     TRUSTEES.

2. The purposes of the Audit Committee are, with respect to all outstanding series of the Trust:

     (a) TO OVERSEE ACCOUNTING AND FINANCIAL REPORTING POLICIES AND PRACTICES, INTERNAL CONTROLS AND, AS APPROPRIATE, THE INTERNAL CONTROLS OF CERTAIN SERVICE PROVIDERS;

     (b)to oversee the quality and objectivity of financial statements and the independent audit thereof; and

     (c)TO ACT AS A LIAISON BETWEEN THE INDEPENDENT AUDITORS AND THE FULL BOARD OF TRUSTEES.

   The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control and the auditors' responsibility to plan and carry out a proper audit.

3. TO CARRY OUT ITS PURPOSES, THE AUDIT COMMITTEE SHALL HAVE THE FOLLOWING DUTIES AND POWERS:

     (a)to recommend the selection, retention, or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representation as to their independence;

     (b)TO MEET WITH THE INDEPENDENT AUDITORS, INCLUDING PRIVATE MEETINGS, AS NECESSARY (I) TO REVIEW THE ARRANGEMENTS FOR AND SCOPE OF THE ANNUAL
   AUDIT AND ANY SPECIAL AUDITS; (II) TO DISCUSS ANY MATTERS OF CONCERN RELATING TO THE FINANCIAL STATEMENTS, INCLUDING ANY ADJUSTMENTS TO SUCH STATEMENTS RECOMMENDED BY THE AUDITORS, OR OTHER RESULTS OF SUCH
   AUDIT(S); (III) TO CONSIDER THE AUDITORS' COMMENTS WITH RESPECT TO THE FINANCIAL POLICIES OF EACH OUTSTANDING SERIES OF THE TRUST, PROCEDURES
   AND INTERNAL ACCOUNTING CONTROLS AND MANAGEMENT'S RESPONSES THERETO; AND
   (IV) TO REVIEW THE FORM OF OPINION THE AUDITORS PROPOSE TO RENDER TO THE BOARD AND SHAREHOLDERS;

     (c)to consider the effect upon any outstanding series of the Trust of on any changes in accounting principles or practices proposed by management or the auditors;

     (d)TO REVIEW THE FEES CHARGED BY THE AUDITORS FOR AUDIT AND NON-AUDIT SERVICES;

     (e)to investigate improprieties or suspected improprieties in fund operations; and

     (f)TO REPORT ITS ACTIVITIES TO THE FULL BOARD ON A REGULAR BASIS AND TO MAKE SUCH RECOMMENDATIONS WITH RESPECT TO THE ABOVE AND OTHER MATTERS AS THE COMMITTEE MAY DEEM NECESSARY OR APPROPRIATE.

4. The Committee shall meet on a regular basis and is empowered to hold special meeting as circumstances require.

5. THE COMMITTEE SHALL REGULARLY MEET WITH THE TREASURER OF THE TRUST AND WITH INTERNAL AUDITORS, IF ANY, FOR THE MANAGEMENT COMPANY.

6. The committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate series of the Trust.

7. THE COMMITTEE SHALL REVIEW THIS CHARTER AT LEAST ANNUALLY AND RECOMMEND ANY CHANGES TO THE FULL BOARD OF DIRECTORS.

     While the Audit Committee has the purposes, duties and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Trust's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between the manager and the independent auditors, or to assure compliance with laws and regulations and the Trust's internal compliance policies.








                                APPENDIX C

                     OFFICERS OF THE MONETTA FUND AND
                     MONETTA FINANCIAL SERVICES, INC.


OFFICERS OF THE MONETTA FUND AND MONETTA FINANCIAL SERVICES, INC.


NAME                     BIRTHDATE          POSITION WITH THE FUND    POSITION WITH THE
                                                                                         ADVISER
Robert S. Bacarella      05/31/1949         President                 President
Timothy R. Detloff       10/17/1959         Vice President            Vice President
Maria Cesario DeNicolo   02/14/1949         Chief Financial Officer,  Chief Financial Officer,
                                            Treasurer and Secretary   Treasurer and Secretary
Christina M. Curtis      07/23/1962         Assistant Secretary       Assistant Secretary











                                APPENDIX D

                       INVESTMENT ADVISORY AGREEMENT


                  PROPOSED INVESTMENT ADVISORY AGREEMENT

     MONETTA FUND, INC., a Maryland corporation registered under the Investment Company Act of 1940 ("1940 Act") as an open-end diversified management investment company ("Fund") and MONETTA FINANCIAL SERVICES, INC., a Delaware corporation registered under the Investment Advisers Act of 1940 as an investment adviser ("Adviser"), agree that:



     1. ENGAGEMENT OF ADVISER. Adviser shall manage the investment and reinvestment of the assets of Fund, subject to the supervision of the board of directors of Fund, for the period and on the terms set forth in this agreement. Adviser shall give due consideration to the investment policies and restrictions and the other statements concerning Fund in Fund's charter, bylaws, and registration statements under the 1940 Act and the Securities Act of 1933 (1933 Act), and to the provisions of the Internal Revenue Code applicable to Fund as a regulated investment company. Adviser shall be deemed for all purposes to be an independent contractor and not an agent of Fund, and unless otherwise expressly provided or authorized, shall have no authority to act for or represent Fund in any way.

     Adviser is authorized to make the decisions to buy and sell securities of Fund, to place Fund's portfolio transactions with securities broker-dealers, and to negotiate the terms of such transactions, including brokerage commissions on brokerage transactions, on behalf of Fund. Adviser is authorized to exercise discretion within Fund's policy concerning allocation of its portfolio brokerage, as permitted by law, including but not limited to section 28(e) of the Securities Exchange Act of 1934, and in so doing shall not be required to make any reduction in its investment advisory fees.

  2. EXPENSES TO BE PAID BY ADVISER. Adviser shall furnish, at its own expense, office space to Fund and all necessary office facilities, equipment and personnel for managing the assets of Fund. Adviser shall also assume and pay all other expenses incurred by it in connection with managing the assets of Fund, all expenses of marketing shares of Fund; all expenses in determination of daily price computations, placement of securities orders and related bookkeeping;

   3. EXPENSES TO BE PAID BY FUND. Fund shall pay the fees of Adviser pursuant to section 4; all charges of depositories, custodians and other agencies for the safekeeping and servicing of its cash, securities and other property and of its transfer agents and registrars and its dividend disbursing and redemption agents, if any; ALL EXPENSES OF MAINTAINING THE REGISTRATION OF SHARES OF FUND UNDER THE 1933 ACT AND OF QUALIFYING AND MAINTAINING QUALIFICATION OF SHARES OF FUND UNDER THE SECURITIES LAWS OF SUCH UNITED STATES JURISDICTIONS AS FUND MAY FROM TIME TO TIME REASONABLY DESIGNATE; all taxes and corporate fees payable to federal, state or other governmental agencies, domestic or foreign; all stamp or other transfer taxes; all expenses of printing and mailing certificates for shares of Fund; all costs of borrowing money by Fund; all extraordinary expenses, including litigation expenses, not incurred in the ordinary course of the Fund's operations; AND ALL LEGAL, AUDIT AND TAX PREPARATION FEES INCURRED ON BEHALF OF THE FUND. In addition to the payment of expenses, Fund shall also pay all brokers' commissions and other charges relative to the purchase and sale of portfolio securities; AND ALL OTHER EXPENSES OF FUND NOT ALLOCATED TO ADVISER PURSUANT TO SECTION 2.

  4. COMPENSATION OF ADVISER. For the services to be rendered and the charges and expenses to be assumed and to be paid by Adviser hereunder, Fund shall pay to Adviser a monthly fee BASED UPON THE AVERAGE NET ASSETS, WHICH SHALL BE COMPUTED AS OF THE CLOSE OF BUSINESS EACH DAY AND ACCRUED DAILY, AT THE ANNUAL RATE SET FORTH BELOW:


FIRST $300 MILLION IN NET ASSETS:         0.95%
NEXT $200 MILLION IN NET ASSETS:          0.90%
NET ASSETS OVER $500 MILLION:             0.85%


     5. LIMITATION OF EXPENSES OF FUND. The total expenses of Fund, exclusive of taxes, of interest and of extraordinary litigation expenses, but including fees paid to Adviser, shall not in any year exceed the most restrictive limits prescribed by any state in which Fund's shares are then being offered for sale, and Adviser agrees to reimburse Fund for any sums expended for such expenses in excess of that amount. Broker's commissions and other charges relative to the purchase and sale of portfolio securities shall not be regarded as expenses.

     6. SERVICES OF ADVISER NOT EXCLUSIVE. The services of Adviser to fund hereunder are not to be deemed exclusive, and Adviser shall be free to render similar services to others so long as its services under this agreement are not impaired by such other activities.

     7. SERVICES OTHER THAN AS ADVISER. Adviser (or any affiliate of Adviser) may act as broker for Fund in connection with the purchase or sale of securities by or to Fund if and to the extent permitted by procedures adopted from time to time by the board of directors of Fund. Such brokerage services are not within the scope of the duties of Adviser under this agreement, and, within the limits permitted by law and the board of directors of Fund, Adviser (or any affiliate of Adviser) may receive brokerage commissions, fees or other remuneration from Fund for such services in addition to its fee for services as Adviser. Within the limits permitted by law Adviser may receive compensation from Fund for other services performed by it for Fund which are not within the scope of the duties of Adviser under this agreement, such as, but not limited to, administrative/accounting services.

     8. LIMITATION OF LIABILITY OF ADVISER. Adviser shall not be liable to Fund or its shareholders for any loss suffered by Fund or its shareholders from or as a consequence of any act or omission of Adviser, or any of the directors, officers, employees or agents of Adviser, in connection with or pursuant to this agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or by reason of reckless disregard by Adviser of its obligations and duties under this agreement.

     9. DURATION AND RENEWAL. Unless terminated as provided in section 10, this agreement shall continue in effect until two years from the date of its execution, and thereafter from year to year only so long as such continuance is specifically approved at least annually (a) by a majority of those directors who are not interested persons of Fund or of Adviser, voting in person at a meeting called for the purpose of voting on such approval, and (b) by either the board of directors of Fund or vote on the holders of a "majority of the outstanding shares of Fund" (which term as used throughout this agreement shall be construed in accordance with the definition of "vote of a majority of the outstanding voting securities of a company" in section 2(a)(42) of the 1940 Act).

     10. TERMINATION. This agreement may be terminated at any time, without payment of any penalty, by the board of directors of Fund, or by a vote of the holders of a majority of the outstanding shares of Fund, upon 60 days' written notice to Adviser. This agreement may be terminated by Adviser at any time upon 60 days' written notice to Fund. This agreement shall terminate automatically in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act).

     11. AMENDMENT. This agreement may not be amended without the affirmative vote (a) of a majority of those directors who are not "interested persons" (as defined in section 2(a)(19) of the 1940 Act) of Fund or of Adviser, voting in person at a meeting called for the purpose of voting on such approval, and (b) of the holders of a majority of the outstanding shares of Fund.

     12. USE OF ADVISER'S NAME. Fund may use the name Monetta Fund, Inc. or any other name using or derived from the name "Monetta" only for so long as this agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of the Adviser as investment adviser. At such time as this agreement or any extension, renewal or amendment hereof, or such other similar agreement shall no longer be in effect, Fund will (by corporate action, if necessary) cease to use any name using or derived from the name "Monetta," any name similar thereto or any other name indicating that it is advised by or otherwise connected with Adviser, or with any organization that shall have succeeded to Adviser's business as investment adviser.



Dated_____________,2001

                              MONETTA FUND, INC.



                              By____________________________
                                             President


                              MONETTA FINANCIAL SERVICES, INC.



                              By____________________________
                                        President





                                APPENDIX E

           PROPOSED UNIFORM FUNDAMENTAL INVESTMENT RESTRICTIONS

     The Monetta Fund operates in accordance with the investment objectives, policies and restrictions described in its prospectus and Statement of Additional Information.

     Should the shareholders of the Monetta Fund approve all elements of Proposal 3, the Fund will adopt the fundamental investment restrictions set forth below, which may not be changed without a shareholder vote.

A.   DIVERSIFICATION

THE NEW FUNDAMENTAL INVESTMENT RESTRICTION ON DIVERSIFICATION FOR THE FUND WOULD BE:

The Fund may not invest more than 5% of its total assets (valued at the time of investment) in securities of a single issuer, with respect to 75% of the value of the Fund's total assets, except that this restriction does not apply to U.S. Government Securities.


B.   CONCENTRATION

THE NEW FUNDAMENTAL INVESTMENT RESTRICTION ON CONCENTRATION FOR THE FUND
WOULD BE:

The Fund may not invest more than 25% of its total assets (valued at the time of investment) in securities of companies in any one industry, except that this restriction does not apply to U.S. Government Securities.


C.   SENIOR SECURITIES

THE NEW FUNDAMENTAL INVESTMENT RESTRICTION ON SENIOR SECURITIES FOR THE FUND WOULD BE:

The Fund may not issue any senior security except to the extent permitted under the Investment Company Act of 1940.


D.   BORROWING

THE NEW FUNDAMENTAL INVESTMENT RESTRICTION ON BORROWING FOR THE FUND WOULD
BE:

The Fund may not borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund's total assets at the time of borrowing, provided that the Fund will not purchase additional securities when its borrowings exceed 5% of total assets.

E.   UNDERWRITING

THE NEW FUNDAMENTAL INVESTMENT RESTRICTION ON UNDERWRITING FOR THE FUND
WOULD BE:

The Fund may not underwrite the distribution of securities of other issuers except insofar as it may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 on disposition of securities subject to legal or contractual restrictions on resale.


F.   COMMODITIES AND REAL ESTATE

THE NEW FUNDAMENTAL INVESTMENT RESTRICTION ON COMMODITIES FOR THE FUND
WOULD BE:

The Fund may not purchase and sell commodities or commodity contracts, except futures and options on futures.

THE NEW FUNDAMENTAL INVESTMENT RESTRICTION ON REAL ESTATE FOR THE FUND
WOULD BE:

The Fund may not purchase and sell real estate or interests in real estate, although the Fund may invest in marketable securities of enterprises that invest in real estate or interests in real estate.


G.   LOANS

THE NEW FUNDAMENTAL INVESTMENT RESTRICTION ON LOANS FOR THE FUND WOULD BE:

The Fund may not make loans, but this restriction shall not prevent the Fund from buying bonds, debentures or other debt obligations that are publicly distributed or privately placed with financial institutions, investing in repurchase agreements or lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan).


H.   ACQUIRING MORE THAN 10% OF AN ISSUER'S SECURITIES

THE NEW FUNDAMENTAL INVESTMENT RESTRICTION ON ACQUIRING MORE THAN 10% OF AN ISSUER'S SECURITIES FOR THE FUND WOULD BE:

The Fund may not acquire securities of any one issuer, that at the time of investment, represent more than 10% of the outstanding voting securities of the issuer.






I.   SHORT SELLING AND MARGIN PURCHASES

THE NEW FUNDAMENTAL INVESTMENT RESTRICTION ON MARGIN PURCHASES FOR THE FUND WOULD BE:

The Fund may not make margin purchases if securities, except for use of such short-term credits as are needed for clearance of transactions in connection with transactions in options, futures, and options on futures.

THE NEW FUNDAMENTAL INVESTMENT RESTRICTION ON SHORT SELLING FOR THE FUND
WOULD BE:

The Fund may not sell securities short or maintain a short position, except securities that the Fund owns or has the right to acquire without payment of additional consideration.







                                APPENDIX F

                CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS


INVESTMENT RESTRICTIONS

The MONETTA FUND operates under the following investment restrictions:

1)  The Fund will not issue any senior securities;

2) The Fund will not (i) sell securities short (unless the Fund owns an equal amount of such securities or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such securities), (ii) purchase securities on margin or
    (iii) write put and call options;

3) The Fund will not borrow money in excess of 5% of the value of its total assets, or pledge, mortgage or hypothecate its assets, at market value, to an extent greater than 10% of the Fund's total assets at cost (and no borrowing may be undertaken except from banks as a temporary measure for extraordinary or emergency purposes);

4) The Fund will not invest more than 5% of its total assets in the securities of any one issuer (this limitation shall not apply to obligations issued or guaranteed by the United States Government, its agencies and instrumentalities);

5) The Fund will not purchase the securities of companies in a particular industry if, thereafter, more than 25% of the Fund's total assets would consist of securities issued by companies in that industry (this limitation shall not apply to obligations issued or guaranteed by the United States Government, its agencies and instrumentalities);

6) The Fund will not acquire more than 10% of the outstanding voting securities, or 10% of all of the securities, of any one issuer;

7) The Fund will not purchase the securities of any other investment company;

8) The Fund will not purchase securities of any company with less than 3 years continuous operation (including that of any predecessor companies) if such purchase would cause the Fund's investments in all such companies, taken at cost, to exceed 5% of the value of the Fund's total assets;

9) The Fund will not purchase or retain the securities of any issuer if the Officers and Directors of the Fund, or its Advisor, own individually more than 1/2 of 1% of the securities of such issuer or together own more than 5% of the securities of such issuer;

10) The Fund will not act as securities underwriter, except to the extent necessary in connection with the disposition of Fund shares, or invest in real estate (although it may purchase shares of a real estate investment trust) or invest in commodities, commodities contracts, or financial futures contracts;

11) The Fund will not invest in companies for the purpose of exercising control or management of such company;

12) The Fund will not invest in securities commonly referred to as "restricted securities" which are required to be registered under the Securities Act of 1933 before the securities can be resold to the public;

13) The Fund will not invest in repurchase agreements which mature in more than seven days;

14) The Fund will not purchase shares which are not readily marketable;

15) The Fund will not make loans other than in accordance with the Fund's investment objectives, including the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, whether or not the purchase was made upon the original issuance of the securities.

Each of the restrictions noted above is "fundamental" which means that it cannot be changed without the approval of a majority of the Fund's outstanding voting securities.






MONETTA FUND

     This proxy is solicited on behalf of the Board of Directors of the Monetta Fund. The undersigned, revoking previous proxies for such shares, hereby appoints Robert Bacarella, Maria Cesario DeNicolo and Arthur Don, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at 1776-A S. Naperville Rd., Suite 100, Wheaton, IL 60101 on December 3, 2001 commencing at 9 a.m. Central Time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

     If properly executed and returned, the shares presented by this proxy will be voted as specified by the undersigned. As to any other matter, the shares will be voted by said attorneys in accordance with their judgment.

     Please vote your proxy today! Prompt response will save the expense of additional solicitations.

     If you do not vote your proxy, a D. F. King & Co., Inc. representative will request your vote via telephone.

     Choose the voting method that is most convenient for you. The voting methods are listed in the order that costs the least to the Fund. A portion of these expenses are passed on indirectly to you the shareholder in the form of your Fund's expenses.

PROXY VOTING INSTRUCTIONS

1.   Internet (Available 24 hours a day, 7 days a week)*

     Log onto _______________

     Enter your control number listed on the reverse side of this card. Each card has a control number. Follow the instructions on the screen. If you received more than one proxy card, you will have to vote each card separately.

2.   Touch-Tone Phone (Available 24 hours a day, 7 days a week)*

     Dial ______________. The call is toll-free.

     Enter your control number listed on the reverse side of this card. Each card has a control number. Follow the instructions as spoken. If you received more than one proxy card, you will have to vote each card separately.

3.   Facsimile (Fax) (Available 24 hours a day, 7 days a week)*

     Read both sides of this proxy card. Complete, sign and date the card on the reverse side. Fax the reverse side to _______________.

4.   Mail (Available through U.S. Postal Service)

     Please complete the reverse side of this proxy card. Sign and date the reverse side of this proxy card. Return the card in the enclosed postage paid envelope.

* If you choose one of these methods, do not return your proxy card in the envelope.

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

MONETTA FUND

     Please refer to the lower portion of this card for the proposal summaries. The full text of the proposals can be found within the enclosed proxy statement. These proposals shall be voted at the meeting on December 3, 2001.

     Note: Please sign exactly as your name(s) appear below. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

CONTROL NUMBER:
RECORD DATE SHARES:

     Review the Instructions for Proxy Card Endorsement outlined within the enclosed proxy materials or the note on the reverse side of this card. Please be sure to sign and date this Proxy Date Proposal below.

Date: ________________________


_______________________       ________________________
Shareholder sign here              Co-owner sign here

Detach this proxy card at the perforation below if you wish to mail your vote.

DETACH CARD

PROPOSAL SUMMARIES

1. Proposal to Elect Directors: (01) Robert S. Bacarella, (02) John W. Bakos, (03) Maria Cesario DeNicolo, (04) John L. Guy, (05) Marlene Zielonka Hodges, (06) Mark F. Ogan, (07) William M. Valiant.


FOR ALL    WITHHOLD ALL         FOR ALL EXCEPT
[ ]        [ ]                  [ ]

To Withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

__________________________


2. To approve of the revised Advisory Agreement with Monetta Financial Services, Inc.

FOR ALL     WITHHOLD ALL         FOR ALL EXCEPT
[ ]         [ ]                  [ ]



3.   Proposal to Approve Changing the Fund's Investment Objective

For          Against   Abstain
[ ]          [ ]       [ ]


4A. Proposal to Amend Fundamental Investment Restriction Regarding Diversification.

For          Against   Abstain
[ ]          [ ]       [ ]


4B.  Proposal to Amend Fundamental Investment Restriction Regarding
     Concentration.

For          Against   Abstain
[ ]          [ ]       [ ]


4C. Proposal to Amend Fundamental Investment Restriciton Regarding Senior Securities.

For          Against   Abstain
[ ]          [ ]       [ ]




4D.  Proposal to Amend Fundamental Investment Restriction Regarding
     Borrowing.

For          Against   Abstain
[ ]          [ ]       [ ]


4E.  Proposal to Amend Fundamental Investment Restriction Regarding
     Underwriting.

For          Against   Abstain
[ ]          [ ]       [ ]


4F. Proposal to Amend Fundamental Investment Restriction Regarding Investments in Commodities and Real Estate.

For          Against   Abstain
[ ]          [ ]       [ ]


4G.  Proposal to Amend Fundamental Investment Restriction Regarding Making
     Loans.

For       Against   Abstain
[ ]       [ ]       [ ]


4H. Proposal to Amend the Fundamental Investment Restriction Regarding Acquiring More Than 10% of an Issuer's Securities.

For          Against   Abstain
[ ]          [ ]       [ ]


4I. Proposal to Amend the Fundamental Investment Restrictions Regarding Short Selling and Margin Purchases.

For          Against   Abstain
[ ]          [ ]       [ ]


4J. Proposal to Eliminate the Fundamental Investment Restriction Regarding Investments in Companies with Affiliated Persons.

For          Against   Abstain
[ ]          [ ]       [ ]


4K. Proposal to Eliminate the Fundamental Investment Restriction Regarding Investments in Companies With Less Than Three Years of Continuous Operations.

For          Against   Abstain
[ ]          [ ]       [ ]


4L. Proposal to Eliminate the Fundamental Investment Restriction Regarding Investments in Other Investment Companies.

For          Against   Abstain
[ ]          [ ]       [ ]


4M. Proposal to Eliminate the Fundamental Investment Restrictions Regarding Investments in Illiquid Securities and Repurchase
     Agreements.

For          Against   Abstain
[ ]          [ ]       [ ]


4N. Proposal to Eliminate the Fundamental Investment Restriction Regarding Investments in Companies for the Purpose of Exercising Control.

For          Against   Abstain
[ ]          [ ]       [ ]


5.   Proposal to Ratify the Selection of KPMG LLP as Independent
     Accountants of the Funds.

For          Against   Abstain
[ ]          [ ]       [ ]